UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2019

SANTANDER CONSUMER USA HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36270	32-0414408
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Elm St. Suite #800 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 634-1110

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amended Letter Agreement with Sandra Broderick

On October 23, 2019, Santander Consumer USA Holdings Inc. (the “Company”) entered into an amended letter agreement (“Amended Letter”) with Sandra Broderick, its Executive Vice President, Head of Operations. Ms. Broderick serves as the Executive Vice President, Head of Operations for the Company and was recently appointed Senior Executive Vice President, Head of Operations for Santander Holdings USA, Inc. (“SHUSA”). The Amended Letter replaces certain terms and conditions from the letter agreement between Ms. Broderick and the Company, dated September 19, 2017 (the “Offer Letter”). The terms of the Offer Letter that were not replaced by the Amended Letter remain in effect.

Under the Amended Letter, Ms. Broderick’s annual base salary was raised from $850,000 to $1,000,000, with such salary increase being retroactive to the beginning of the fourth quarter 2019. The Amended Letter also provides Ms. Broderick will be eligible for an annual incentive with a target opportunity of $1,150,000 (increased from a target opportunity of $850,000 as contemplated by the Offer Letter). As described in the Offer Letter, Ms. Broderick’s incentive award will be paid in a combination of 30% in immediate cash, 20% in deferred cash vesting ratably over three years, 30% in immediately-vesting equity, and 20% in equity vesting ratably over three years. The equity awards will be paid in Banco Santander, S.A. American Depository Receipts (“ADRs”) and/or Company equity awards. Ms. Broderick’s compensation is allocated between SHUSA and the Company based on her relative time spent in service to each entity.

The foregoing description is qualified by reference to the terms of the Amended Letter, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

A description of the components of compensation for the Company’s named executive officers, the Company’s Senior Executive Annual Bonus Plan, the Special Regulatory Incentive Program, and the Company’s Omnibus Incentive Plan is set forth in the Proxy Statement the Company files with the United States Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Amended Letter Agreement, by and between Santander Consumer USA Holdings Inc. and Sandra Broderick, dated October 23, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2019	SANTANDER CONSUMER USA HOLDINGS INC.

	By:	/s/ Christopher Pfirrman
	Name:	Christopher Pfirrman
	Title:	Chief Legal Officer